UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  September 21, 2007

KMA GLOBAL SOLUTIONS INTERNATIONAL, INC.

             Nevada                                                   0-50046                                  88-0433489
(State or Other Jurisdiction                      (Commission File Number)                             (I.R.S. Employer
      of Incorporation)                                                                                                     Identification No.)

5570A Kennedy Road Mississauga, Ontario, Canada

(905) 568-5220

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

On September 21, 2007, KMA Global Solutions International, Inc. (the “Company”) sold 8,000,000 shares (the “Shares”) of its common stock, par value $0.001 (the “Common Stock”) pursuant to a Securities Purchase Agreement (the “Agreement”), dated September 21, 2007, by and among the Company and several purchasers (the “Purchasers”).

The purchase price for the Shares was $2,000,000 ($0.25 per share), which will be paid as follows: (i) $200,000.00 shall be due upon the filing of the registration statement; (ii) a payment of $600,000.00 shall be due sixty (60) days after the effective date of the registration statement; (iii) an additional payment of $600,000.00 shall be due ninety (90) days after the effective date of the registration statement; and (iv) a final payment of $600,000.00 shall be due one hundred twenty (120) days after the effective date of the registration statement.  The purchasers of the Shares also will receive warrants to acquire an additional 8,000,000 shares of Common Stock at an exercise price of $0.30 per share.

Incendia Management Group, Inc., as agent for the investors, will receive a fee of 1,400,000 shares of Common Stock (the “Agent Shares”) and warrants to acquire 1,400,000 shares of Common Stock at an exercise price of $0.30 per share.

Pursuant to the Agreement and the Registration Rights Agreement (the “Registration Rights Agreement”), dated September 21, 2007, by and among the Company and the Purchasers, the Company is required to file, on or before November 21, 2007, a registration statement under the Securities Act of 1933 to register the Shares, the Agent Shares and any Common Stock that might be issued upon exercise of the warrants, to use its best efforts to have that registration statement declared effective within 60 days of filing and to maintain the effectiveness of that registration statement (which would include prospectus supplements or updates as required from time to time) for a period of two years.  If the Company is unable to satisfy certain of its obligations under the Agreement and Registration Rights Agreement, the Company is required to issue an additional 1,880,000 shares pro rata to the Purchasers and the agent. The Company will pay all fees, costs and expenses associated with the registration statement.

The sale of the Shares was exempt from registration under the Securities Act of 1933 pursuant to Regulation S (Rules 901 through 906) promulgated by the Securities and Exchange Commission in that the sales were made to persons who are (1) "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D; and (2) is not a U.S. Person as defined in Rule 402 of Regulation S.

The discussion in this Current Report is only a summary and is qualified in its entirety by reference to the Agreement, the Registration Rights Agreement and form of warrant, which are included as Exhibits 10.1, 10.2 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference in this Current Report.

Item 3.02.  Unregistered Sales of Equity Securities.

The disclosures under Item 1.01 are incorporated in this Item 3.02 by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description
4.1	Form of Warrant, dated as of September 21, 2007, by and among KMA Global Solutions International, Inc. and the Purchasers.
10.1	Securities Purchase Agreement, dated as of September 21, 2007, by and among KMA Global Solutions International, Inc. and the Purchasers.
10.2	Registration Rights Agreement, dated as of September 21, 2007, by and among KMA Global Solutions International, Inc. and the Purchasers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 21, 2007                                                                             KMA Global Solutions International, Inc.

By: /s/ Jeffrey D. Reid
Name: Jeffrey D. Reid
Title:   President and Chief Executive Officer